Commitments and Contingencies	6 Months Ended
Feb. 24, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Leases
The Company has non-cancellable operating leases for nine buildings. For the thirteen weeks ended February 24, 2018 and February 25, 2017, rent expenses for the successor entity were $0.6 million and for the predecessor entity were $0.3 million, respectively. For the twenty-six weeks ended February 24, 2018 and February 25, 2017, rent expenses for the successor entity were $1.2 million and for the predecessor entity were $0.9 million, respectively.
Litigation
The Company is a party to certain litigation and claims that are considered normal to the operations of the business. Management is of the opinion that the outcome of these actions will not have a material adverse effect on the Company’s consolidated financial statements.
Tax Receivable Agreement
Refer to Note 7 for detail on the TRA, which was contingent consideration at the time of the Business Combination.
Other
The Company has entered into endorsement contracts with certain celebrity figures to promote and endorse the Atkins brand and line of products. These contracts contain endorsement fees, which are expensed ratably over the life of the contract, and performance fees, that are recognized at the time of achievement. Based on the terms of the contracts in place and achievement of performance conditions as of February 24, 2018 the Company will be required to make payments of $0.8 million over the next year.